SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
  |_|   Preliminary Proxy Statement            |_|    Confidential, for Use of
                                                      the Commission Only (as
                                                      permitted by Rule
                                                      14a-6(e)(2))
  |_|   Definitive Proxy Statement

  |_|   Definitive Additional Materials

  |X|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             THE STANLEY WORKS
                         -------------------------
              (Name of Registrant as Specified In Its Charter)


                                    N/A
------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
     |X|   No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (a) Title of each class of securities to which transaction applies:

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           (b)    Aggregate number of securities to which transaction applies:

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           (c)    Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0- 11 (set forth
                  the amount on which the filing fee is calculated and
                  state how it was determined):
-------------------------------------------------------------------------------
           (d)    Proposed maximum aggregate value of transaction:

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           (e)    Total fee paid:


     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)    Amount Previously Paid:_____________________________________
           (2)    Form, Schedule or Registration Statement No.:_______________
           (3)    Filing Party: ______________________________________________
           (4)    Date Filed: ________________________________________________


              As filed with the Commission on February 8, 2002




STANLEY LOGO


FOR IMMEDIATE RELEASE


THE STANLEY WORKS' BOARD OF DIRECTORS APPROVES CHANGE IN PLACE OF
INCORPORATION TO BERMUDA

New Britain, Connecticut, February 8, 2002 ... The Stanley Works (NYSE:
SWK) announced that its Board of Directors has unanimously approved a plan to modify Stanley's corporate structure so that the company's place of incorporation will be changed from Connecticut to Bermuda. Under the plan, The Stanley Works, Ltd., a newly formed Bermuda corporation, will become the parent company of The Stanley Works. The proposal is subject to approval by two-thirds of the company's shareowners at its annual meeting in April.

John M. Trani, Chairman and Chief Executive Officer of The Stanley Works, explained, "This strategic initiative will strengthen our company over the long-term. An important portion of our revenues and earnings are derived from outside the United States, where nearly 50% of our people reside. Moreover, an increasing proportion of our materials are being purchased from global sources. This change will create greater operational flexibility, better position us to manage international cash flows and help us to deal with our complex international tax structure. As a result, our competitiveness, one of the three legs of our vision to become a Great Brand, will be enhanced. The business, regulatory and tax environments in Bermuda are expected to create considerable value for shareowners."

Mr. Trani continued: "In addition to operational flexibility, improved worldwide cash management and competitive advantages, the new corporate structure will enhance our ability to access international capital markets, which is favorable for organic growth, future strategic alliances and acquisitions. Finally, enhanced flexibility to manage worldwide tax liabilities should reduce our global effective tax rate from its current 32% to within the range of 23% - 25%".

Upon completion of the re-incorporation, which is expected to be in mid-2002, shareowners of The Stanley Works will receive the same number of shares of The Stanley Works, Ltd. as they hold in The Stanley Works. These shares will have substantially the same attributes as The Stanley Works common shares, and are expected to be listed on the New York Stock Exchange under the symbol SWK, the same symbol under which the company's stock currently trades. Generally, upon the exchange of shares of The Stanley Works for shares of Stanley Works, Ltd., shareowners subject to U.S. federal income taxation will recognize as gains any appreciation in the market value of Stanley Works shares over their cost basis, and a new holding period will commence.

"This change has been planned for several months, and the benefits are apparent. The transition should be seamless and transparent for all stakeholders -- employees, customers and vendors -- around the world. Corporate operations will continue to be managed from our current headquarters in New Britain, Connecticut, and these changes will not affect day-to-day operations," Mr. Trani added.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools and doors and related hardware products for professional, industrial and consumer use.

Contact:    Gerard J. Gould
            Vice President, Investor Relations
            (860) 827-3833
            ggould@stanleyworks.com

This announcement does not constitute an offer of any securities for sale, or an offer or invitation to purchase any securities. A registration statement on form S-4 will be filed with the Securities and Exchange Commission ("SEC") today, containing a form of proxy statement / prospectus with respect to the re-incorporation, providing details of the transaction. This registration statement will be available at the SEC's web site, www.sec.gov. When finalized, these documents will be available at the SEC's web site and Stanley's web site, www.stanleyworks.com. Investors should read these documents before making a decision concerning the transaction.

The Stanley Works, its officers and directors may be deemed to be participants in the solicitation of proxies from shareowners in favor of the re-incorporation. Information about the directors and executive officers and ownership of stock is set forth in the aforementioned form S-4. This press release contains forward-looking statements. Cautionary statements accompanying these forward-looking statements are set forth, along with this news release, in a Form S-4 to be filed with the Securities and Exchange Commission today.

The Stanley Works corporate press releases are available on the company's internet web site at http://www.stanleyworks.com.

                     Bermuda Reincorporation Transaction
                                February, 2002

                           Institutional Investor /
                              Sell-side Analyst
                            Individual Shareowner
                                   Overview

 ---------------------------------------------------------------------------
|                                                                           |
|                    Proposed Reincorporation Transaction                   |
|                                                                           |
----------------------------------------------------------------------------

    >>    Change In Legal Domicile
              ... From Connecticut to Bermuda.

    >>    Conversion of All Shares...From SWK to SWK Ltd.

    >>    No accounting / operating impacts.

    >>    Ownership and voting rights substantially unchanged.

    >>    Corporate headquarters location, business operations,
               customer / supplier relationships, etc. all remain unchanged.

                              ---------------
                             | WHY DO THIS ? |
                              ---------------

 ---------------------------------------------------------------------------
|                                                                           |
|                       Compelling Long-Term Benefits                       |
|                                                                           |
----------------------------------------------------------------------------


      >>      Alignment of corporate structure with
                   increasingly international operations.

      >>      Facilitate expansion of international business.

      >>      Sustained generation of higher levels of Free
                   Cash Flow ... flexibility to fund enhancers of shareowner value

      >>      Potential for higher debt capacity & better
                    ratings, based on FCF increase

      >>      Improvement of worldwide effective tax rate.

 ---------------------------------------------------------------------------
|                     PROVIDES MUCH OF THE FLEXIBILITY                      |
|                     NEEDED TO GROW INTERNATIONALLY                        |
 ----------------------------------------------------------------------------

 ---------------------------------------------------------------------------
|                   Increasingly International Operations                   |
|                                                                           |
 ---------------------------------------------------------------------------

     >>        28% of revenues outside U.S.

     >>        30% of fixed assets outside U.S.

     >>        40% of manufacturing facilities outside U.S.

     >>        48% of workforce outside U.S.

     >>        2 of 3 recent acquisitions outside U.S.

 ---------------------------------------------------------------------------
|                      ENABLES EFFECTIVE IMPLEMENTATION                     |
|                      OF WORLDWIDE BUSINESS STRATEGY                       |
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
|                    Flexibility To Fund Items Enhancing                    |
|                             Shareowner Value                              |
 ---------------------------------------------------------------------------

>>        Acquisitions, especially international / industrial.

>>        Debt repayment.

>>        Share repurchase program.

>>        Dividend increases.

>>        Expansion into new product markets.

>>        New product development.

 ---------------------------------------------------------------------------
|                     ABILITY TO FUND EACH IS ENHANCED                      |
|                                                                           |
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
|                            Timing And Process                             |
|                                                                           |
 ---------------------------------------------------------------------------


>>       KEY CUSTOMER CONSENTS                                         X
                  GRAINGER          X
                  HOME DEPOT        X
                  LOWES             X
                  WAL*MART          X

>>       S&P 500 INDEX - PRELIM. INDICATION                            X

>>       I.S.S. POSITIVE RECOMMENDATION -
                  PRELIM. INDICATION                                   X
                                                            __________________
>>       2/3 VOTE OF ALL O/S SHARES ---------------------> |Expected April'02 |
                  PROXY ITEM; ANNUAL MTG. VOTE             |__________________|_

>>       TRANSACTION IMPLEMENTATION

>>       BENEFIT REALIZATION,                                _________________
         i.e. 23% - 25% TAX RATE   --------------------->   | Expected Q2'02  |
                                                            |_________________|

 ---------------------------------------------------------------------------
|                                 Summary                                   |
|                                                                           |
 ---------------------------------------------------------------------------

>>       Shareowner Rights Substantially Unchanged;

              Recreated Stanley Connecticut in Bermuda

>>       Anti-Takeover Devices - Poison Pill, Etc. -- Replicated

>>       Potential Expansion Of Market Cap: $440MM+ (11.5%)

>>       The Reward:  One Additional Year's Free Cash Flow
              Every Five Years

 ---------------------------------------------------------------------------
|      A CLEAR PLUS TO SHAREOWNER VALUE...BUT YOUR VOTE IS NEEDED!          |
|                                                                           |
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
|                      Substantial Short-Term Benefits...                  |
|                                                                           |
 ---------------------------------------------------------------------------


                                       2002              2003
                                       ----              ----
Current 1st Call consensus            $2.70            $3.00
Shares outstanding                   87.8MM            87.8MM
                                     ------            ------
After-tax earnings                   $237MM            $264MM
Current tax rate                       32%               32%
                                     ------            ------
Pre-tax earnings                     $349MM            $387MM
New tax rate @ 2Q02                    28%               24%
                                     ------            ------
New after-tax earnings               $252MM            $294MM
Shares outstanding                   87.8MM            87.8MM
                                     ------            ------
                                      $2.87            $3.35
INCREMENTAL / BENEFITS
----------------------
Free Cash Flow                       $ 15MM            $ 30MM
E.P.S.                                 $.17             $.35

E.P.S. X Current '03 Multiple                         + $5.00

 ---------------------------------------------------------------------------
|                            Summary of Benefits                            |
|                                                                           |
 ---------------------------------------------------------------------------


>>       Expected effective tax rate reduction:  32% to 24%.

>>       Resulting cash tax savings:  $30MM / yr.
              ($.35 EPS / yr.) = NPV $100MM +.

>>       Added flexibility to apply free cash flow to dividends,
             acquisitions, share repurchases & debt repayment.

>>       Significantly improves after-tax returns on prospective acquisitions.

>>       Potential market cap expansion of $440MM+ (11.5%).

 ---------------------------------------------------------------------------
|                      THE REWARD: ONE ADDITIONAL YEAR'S                    |
|                      FREE CASH FLOW EVERY FIVE YEARS                      |
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
|                Benefits Substantially Outweigh Costs                      |
|                                                                           |
 ---------------------------------------------------------------------------

         SWK COSTS                                SHAREOWNER COSTS
         ---------                                ----------------
   >>    Legal                              >>     No incremental tax
   >>    Proxy solicitation
   >>    Public relations                   >>     Acceleration of inherent
   >>    SEC filings                                   capital gains tax
   >>    Tax consulting
   >>    Administration                     >>     Approx. 60% of SWK
   >>    Investment banker                             shares in non-taxable
                                                         holdings
         ------------
        |  $3 - 5MM  |
         ------------

 ---------------------------------------------------------------------------
|                 Shareowner Rights Maintained As In CT                     |
|                                                                           |
 ---------------------------------------------------------------------------


SWK Bermuda provisions replicate current SWK provisions:

|X|  Directors staggered in 3-year terms.
|X|  Directors removed only for cause; shareowner vote.
|X| Director vacancies filled only by remaining directors; not by shareowners. |X| Current 10% poison pill will be "substantially replicated"
     in Bermuda / Stanley Ltd. |X| Dividend rights substantially similar.
|X|  Repurchases of shares in the open market permitted.
|X|  Shareowner proposals permitted with proper notice.
|X|  Special meeting requests permitted (threshold 10% in Bermuda


  --------------------------------------------------------------------------
 |                     ANTI-TAKEOVER MECHANISMS - POISON                    |
 |                         PILL, ETC. - REPLICATED                          |
 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
 |                                 Summary                                  |
 |                                                                          |
 ---------------------------------------------------------------------------


>>       Only real change is in legal domicile / no ops impacts.

>>       Enhanced ability to compete / acquire...levels the
                playing field vs. foreign competitors.

>>       Compelling benefits:
            |X| $30MM annual free-cash flow / $.35 EPS added EPS (32% -> 24% tax rate).

>>       Negligible downside: minimal transaction costs; no
                changes to shareowner rights / anti-takeover

  --------------------------------------------------------------------------
 |                      A CLEAR PLUS TO SHAREOWNER VALUE                    |
 |                       ...BUT YOUR VOTE IS NEEDED!                        |
 ---------------------------------------------------------------------------


This foregoing does not constitute an offer of any securities for sale, or an offer or invitation to purchase any securities. A registration statement on form S-4 will be filed with the Securities and Exchange Commission ("SEC") today, containing a form of proxy statement / prospectus with respect to the re-incorporation, providing details of the transaction. This registration statement will be available at the SEC's web site, www.sec.gov. When finalized, these documents will be available at the SEC's web site and Stanley's web site, www.stanleyworks.com. Investors should read these documents before making a decision concerning the transaction.

The Stanley Works, its officers and directors may be deemed to be participants in the solicitation of proxies from shareowners in favor of the re-incorporation. Information about the directors and executive officers and ownership of stock is set forth in the aforementioned form S-4.